                                                                  Exhibit 24.0



                              GARDNER DENVER, INC.

                           ANNUAL REPORT ON FORM 10-K

                         POWER OF ATTORNEY OF DIRECTORS



   The undersigned, a director of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Exchange Act of 1934 (the "Act") an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 2002 (together with any and all subsequent amendments) does hereby constitute and appoint Ross J. Centanni and Tracy D. Pagliara, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Annual Report and any and all other documents to be filed with the Commission pertaining to the Annual Report with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

   Executed at St. Louis, Missouri this 25th day of February 2003.
               ---------  --------      ----

                                                 /s/Thomas M. McKenna
                                                 --------------------
                                                 Thomas M. McKenna

                                                                  Exhibit 24.0



                              GARDNER DENVER, INC.

                           ANNUAL REPORT ON FORM 10-K

                         POWER OF ATTORNEY OF DIRECTORS



   The undersigned, a director of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Exchange Act of 1934 (the "Act") an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 2002 (together with any and all subsequent amendments) does hereby constitute and appoint Ross J. Centanni and Tracy D. Pagliara, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Annual Report and any and all other documents to be filed with the Commission pertaining to the Annual Report with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

   Executed at St. Louis, Missouri this 25th day of February 2003.
               ---------  --------      ----






                                                 /s/Diane K. Schumacher
                                                 ----------------------
                                                 Diane K. Schumacher

                                                                  Exhibit 24.0



                              GARDNER DENVER, INC.

                           ANNUAL REPORT ON FORM 10-K

                         POWER OF ATTORNEY OF DIRECTORS



   The undersigned, a director of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Exchange Act of 1934 (the "Act") an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 2002 (together with any and all subsequent amendments) does hereby constitute and appoint Ross J. Centanni and Tracy D. Pagliara, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Annual Report and any and all other documents to be filed with the Commission pertaining to the Annual Report with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

   Executed at St. Louis, Missouri this 25th day of February 2003.
               ---------  --------      ----





                                                 /s/Donald G. Barger, Jr.
                                                 ------------------------
                                                 Donald G. Barger, Jr.

                                                                  Exhibit 24.0



                              GARDNER DENVER, INC.

                           ANNUAL REPORT ON FORM 10-K

                         POWER OF ATTORNEY OF DIRECTORS



   The undersigned, a director of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Exchange Act of 1934 (the "Act") an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 2002 (together with any and all subsequent amendments) does hereby constitute and appoint Ross J. Centanni and Tracy D. Pagliara, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Annual Report and any and all other documents to be filed with the Commission pertaining to the Annual Report with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

   Executed at St. Louis, Missouri this 25th day of February 2003.
               ---------  --------      ----





                                                 /s/Frank J. Hansen
                                                 ------------------
                                                 Frank J. Hansen

                                                                   Exhibit 24.0



                              GARDNER DENVER, INC.

                           ANNUAL REPORT ON FORM 10-K

                         POWER OF ATTORNEY OF DIRECTORS



   The undersigned, a director of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Exchange Act of 1934 (the "Act") an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 2002 (together with any and all subsequent amendments) does hereby constitute and appoint Ross J. Centanni and Tracy D. Pagliara, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Annual Report and any and all other documents to be filed with the Commission pertaining to the Annual Report with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

   Executed at St. Louis, Missouri this 25th day of February 2003.
               ---------  --------      ----





                                                 /s/Richard L. Thompson
                                                 ----------------------
                                                 Richard L. Thompson

                                                                  Exhibit 24.0



                              GARDNER DENVER, INC.

                           ANNUAL REPORT ON FORM 10-K

                         POWER OF ATTORNEY OF DIRECTORS



   The undersigned, a director of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Exchange Act of 1934 (the "Act") an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 2002 (together with any and all subsequent amendments) does hereby constitute and appoint Ross J. Centanni and Tracy D. Pagliara, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Annual Report and any and all other documents to be filed with the Commission pertaining to the Annual Report with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

   Executed at St. Louis, Missouri this 25th day of February 2003.
               ---------  --------      ----





                                                 /s/Raymond R. Hipp
                                                 ------------------
                                                 Raymond R. Hipp